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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               Amendment No. 1 to
                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 1, 2009

                     PENSECO FINANCIAL SERVICES CORPORATION
             (Exact name of registrant as specified in its charter)

       PENNSYLVANIA                000-23777                23-2939222
      (State or other       (Commission File Number)     (I.R.S. Employer
       jurisdiction                                     Identification No.)
     of incorporation)

         150 NORTH WASHINGTON AVENUE, SCRANTON, PENNSYLVANIA,  18503-1848
            (Address of principal executive offices)           (Zip code)

                                 (570)-346-7741
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

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EXPLANATORY NOTE.

      On April 2, 2009, Penseco Financial Services Corporation, a Pennsylvania corporation ("Penseco") filed a Form 8-K to report under Item 2.01 thereof that it had, on April 1, 2009, completed its acquisition of Old Forge Bank, a Pennsylvania commercial bank ("Old Forge") in accordance with the Agreement and Plan of Merger ("merger agreement") by and among Penseco, its direct wholly-owned subsidiary, Penn Security Bank and Trust Company, a Pennsylvania commercial bank and trust company ("Penn Security"), and Old Forge, pursuant to which Old Forge, in a two-step transaction, merged with and into Penn Security, with Penn Security continuing as the resulting institution (the "merger"). In response to Item 9.01(a) and (b) of such Form 8-K, Penseco stated that it would file the required financial statements of the business acquired and pro forma financial information by amendment. This Form 8-K/A is being filed to provide the required financial statements and pro forma financial information.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

      (a) Financial Statements of Business Acquired

      The audited balance sheet of Old Forge as of December 31, 2008 and the statements of income, changes in stockholders' equity, and cash flows of Old Forge for each of the two years in the period ended December 31, 2008, and the notes related thereto, are hereby incorporated by reference to Exhibit 99.2 hereto.

      The Independent Auditor's Report dated February 27, 2009, is hereby incorporated by reference to Exhibit 99.2 hereto.

      The unaudited condensed balance sheet of Old Forge as of March 31, 2009 and the unaudited condensed statements of income, and cash flows of Old Forge for the three months ended March 31, 2009, and the notes related thereto, are hereby incorporated by reference to Exhibit 99.3.

      (b) Pro Forma Financial Information

      The pro forma financial information reflecting the merger is hereby incorporated by reference to Exhibit 99.4 hereto.

      (d)  Exhibits

      The following exhibits are filed with this Form 8-K:

        Exhibit No.        Description
        -----------        -----------
        2.1                Agreement and Plan of Merger, dated as of
                           December 5, 2008, by and among Penseco Financial
                           Services Corporation, Penn Security Bank and
                           Trust Company and Old Forge Bank (incorporated by reference to Annex A to the Registration
                           Statement on Form S-4/A (Registration No.
                           333-156925) filed by Penseco with the Securities and Exchange Commission on February 11, 2009).

        99.1               Press Release dated April 1, 2009.*

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        99.2               The audited balance sheet of Old Forge as of
                           December 31, 2008 and the statements of income, changes in stockholders' equity, and cash flows of Old Forge for each of the two years in the period ended December 31, 2008, and the notes related thereto, and the Independent Auditor's Report dated February 27, 2009, are hereby incorporated by reference to Exhibit 99.2 hereto.**

        99.3 The unaudited condensed balance sheet of Old Forge as of March 31, 2009 and December 31, 2008 and the unaudited condensed statements of income, and cash flows of Old Forge for the three months ended March 31, 2009 and 2008, and the notes related thereto.**

        99.4 Unaudited condensed pro forma financial information as of and for the year ended December 31, 2008 and the quarter ended March 31, 2009 (incorporated by reference to Note 11 of the notes to financial statements included in the registrant's quarterly report on Form 10-Q for the quarter ended March 31, 2009, filed with the Securities and Exchange Commission on May 11,
                           2009).

        *   Previously filed.
        ** Filed herewith.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      PENSECO FINANCIAL SERVICES CORPORATION


Date:  June 12, 2009                  By:  /s/ Craig W. Best
                                           ---------------------------------
                                           Craig W. Best
                                           President and CEO

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                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        -----------

2.1 Agreement and Plan of Merger, dated as of December 5, 2008, by and among Penseco Financial Services Corporation, Penn Security Bank and Trust Company and Old Forge Bank (incorporated by reference to Annex A to the Registration Statement on Form S-4/A (Registration No. 333-156925) filed by Penseco with the Securities and Exchange Commission on February 11, 2009).
99.1               Press Release dated April 1, 2009.*
99.2 The audited balance sheet of Old Forge as of December 31, 2008 and the statements of income, changes in stockholders' equity, and cash flows of Old Forge for each of the two years in the period ended December 31, 2008, and the notes related thereto, and the Independent Auditor's Report dated February 27, 2009, are hereby incorporated by reference to Exhibit 99.2 hereto.**
99.3 The unaudited condensed balance sheet of Old Forge as of March 31, 2009 and December 31, 2008 and the unaudited condensed statements of income, and cash flows of Old Forge for the three months ended March 31, 2009 and 2008, and the notes related thereto.**
99.4 Unaudited condensed pro forma financial information as of and for the year ended December 31, 2008 and the quarter ended March 31, 2009 (incorporated by reference to Note 11 of the notes to financial statements included in the registrant's quarterly report on Form 10-Q for the quarter ended March 31, 2009, filed with the Securities and Exchange Commission on May 11, 2009).
*   Previously filed.
**  Filed herewith.